SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




                              June 17, 2003
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                (Date of earliest event reported)



                    Independence Community Bank Corp.
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         (Exact name of registrant as specified in its charter)


           Delaware                  0-23229                   11-3387931
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(State or other jurisdiction (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


195 Montague Street, Brooklyn, New York                          11201
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(Address of principal executive offices)                      (Zip Code)


                              (718) 722-5300
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           (Registrant's telephone number, including area code)


                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




ITEM  7.  Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1           Press Release dated June 17, 2003



ITEM 9.   Regulation FD Disclosure
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     On June 17, 2003, Independence Community Bank Corp. (the
"Company") reported that its wholly owned subsidiary, Independence Community Bank, had agreed to sell $150 million of its 3.5% Fixed
Rate/Floating Rate Subordinated Notes due 2013.

     For additional information, reference is made to the Company's press release dated June 17, 2003 which is included as
Exhibit 99.1 and is incorporated herein by reference thereto.














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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INDEPENDENCE COMMUNITY BANK CORP.



Date: June 17, 2003           By:  /s/ John B. Zurell
                                   ------------------------------
                                   John B. Zurell
                                   Executive Vice President and
                                    Chief Financial Officer



































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